SPARTAN(registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To the Shareholders of Spartan Short-Term Bond Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Short-Term Bond Fund (Spartan Short-Term) will be held at the office of Fidelity Charles Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on June 16, 1999, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 (1) To approve an Agreement and Plan of Reorganization between Spartan Short-Term and Fidelity Short-Term Bond Fund (Fidelity Short-Term) providing for the transfer of all of the assets of Spartan Short-Term to Fidelity Short-Term in exchange solely for shares of beneficial interest of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities, followed by the distribution of Fidelity Short-Term shares to shareholders of Spartan Short-Term in liquidation of Spartan Short-Term.

 The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of the shareholders of Spartan Short-Term entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

April 19, 1999
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


SPARTAN(registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS
APRIL 19, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Short-Term Bond Fund (Spartan Short-Term), a fund of Fidelity Charles Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Short-Term and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, June 16, 1999, at 9:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Short-Term would transfer all of its assets to Fidelity Short-Term Bond Fund (Fidelity Short-Term), a fund of Fidelity Fixed-Income Trust, in exchange solely for shares of beneficial interest of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Short-Term will distribute shares of Fidelity Short-Term to its shareholders in liquidation of Spartan Short-Term on June 24, 1999, or such other date as the parties may agree (the Closing Date).

 Fidelity Short-Term, a taxable bond fund, is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Fidelity Short-Term's investment objective is to seek as high a level of current income as is consistent with preservation of capital. Fidelity Short-Term seeks to achieve its investment objective by investing principally in investment-grade debt securities while normally maintaining an average maturity of three years or less.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Short-Term that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated April 19, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus, dated June 26, 1998, which offers shares of Fidelity Short-Term. The Statement of Additional Information for Fidelity Short-Term, dated June 26, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity Short-Term dated April 30, 1998. The Prospectus and Statement of Additional Information for Fidelity Short-Term have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Short-Term, both dated November 24, 1998, and a supplement to the Prospectus dated January 1, 1999, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Fixed-Income Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                  1

Synopsis                                                            3

Comparison Of Other Policies Of The Funds                          10

Comparison Of Principal Risk Factors                               12

The Proposed Transaction                                           13

Additional Information About Fidelity Short-Term Bond Fund         17

Miscellaneous                                                      20

Attachment 1. Excerpts from the Annual Report of Fidelity
Short-Term Bond Fund dated April 30, 1998                          21

Exhibit 1. Form of Agreement and Plan of Reorganization between
Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund     28

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN(registered trademark) SHORT-TERM BOND FUND
A FUND OF
FIDELITY CHARLES STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON JUNE 16, 1999

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Charles Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Short-Term Bond Fund (Spartan Short-Term) and at any adjournments thereof (the Meeting), to be held on Wednesday, June 16, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $1,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 Spartan Short-Term also may arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $2,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On January 31, 1999, there were 33,237,490 and 99,761,849 shares issued and outstanding for Spartan Short-Term and Fidelity Short-Term Bond Fund (Fidelity Short-Term), respectively. Shareholders of record at the close of business on April 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of January 31, 1999, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of
each fund's total outstanding shares.    To the knowledge of the trust
and Fidelity Fixed-Income Trust, no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN SHORT-TERM. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Short-Term and Fidelity Short-Term, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Short-Term for more complete information.

 The proposed reorganization (the Reorganization) would merge Spartan Short-Term into Fidelity Short-Term, a larger bond fund also managed by FMR. If the Reorganization is approved, Spartan Short-Term will cease to exist and current shareholders of the fund will become shareholders of Fidelity Short-Term instead.

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Short-Term and Fidelity Short-Term have substantially similar investment objectives and policies. Fidelity Short-Term seeks high current income, consistent with preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities. Spartan Short-Term seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities. The funds have the same manager.

 The benchmark index for each fund is the Lehman Brothers 1-3 Year Government/Corporate Bond Index (the Index), a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages each fund to have similar overall interest rate risk to the Index. In addition, each fund normally maintains a dollar-weighted average maturity of three years or less. As of January 31, 1999, the average maturities of Spartan Short-Term and Fidelity Short-Term and the Index were approximately 2.5 years, 2.5 years and 1.9 years, respectively.

EXPENSE STRUCTURES

 Spartan Short-Term and Fidelity Short-Term have different contractual expense structures. Both funds pay a monthly management fee to FMR. Spartan Short-Term pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of the fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Short-Term, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Short-Term's total operating expenses for the 12 months ended October 31, 1998 were 0.68% before reimbursement. In anticipation of the merger, effective June 27, 1998, FMR voluntarily capped Fidelity Short-Term's total operating expenses (the sum of its management fee and other expenses) at 0.65% of its average net assets.

 If the Reorganization is approved, FMR has agreed to limit the combined fund's expenses to 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 In sum, the proposed Reorganization would provide Spartan Short-Term shareholders with the opportunity to participate in a larger fund with an investment objective and policies similar to Spartan Short-Term's and expenses guaranteed to be lower than Spartan Short-Term's for two years.

 The Board of Trustees believes that the Reorganization would benefit Spartan Short-Term shareholders and recommends that shareholders vote in favor of the Reorganization.

THE PROPOSED REORGANIZATION

 Shareholders of Spartan Short-Term will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Fidelity Short-Term of all of the assets of Spartan Short-Term in exchange solely for shares of Fidelity Short-Term and the assumption by Fidelity Short-Term of the liabilities of Spartan Short-Term. Spartan Short-Term will then distribute the shares of Fidelity Short-Term to its shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Short-Term equal in value to the aggregate net asset value of the shareholder's shares of Spartan Short-Term on the Closing Date (defined below). The exchange of Spartan Short-Term's assets for Fidelity Short-Term's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on June 24, 1999 or such other time and date as the parties may agree (the Closing Date). Spartan Short-Term will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of Spartan Short-Term.

 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either Spartan Short-Term, Fidelity Short-Term, or the shareholders of each fund. The rights and privileges of the former shareholders of Spartan Short-Term will be effectively unchanged by the Reorganization (except as described on page 8 under the heading "Forms of Organization").

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Spartan Short-Term pays FMR a management fee at an annual rate of 0.65% of its average net assets. FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee that Spartan Short-Term pays FMR is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

 In contrast, Fidelity Short-Term pays a management fee and other expenses separately. Fidelity Short-Term's management fee is calculated by adding a monthly group fee rate to a monthly individual fund fee rate, and multiplying the result by the fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. The individual fund fee rate is 0.30% of the fund's average net assets. In addition to the management fee payable by the fund, Fidelity Short-Term also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended October 31, 1998, Fidelity Short-Term's total management fee rate and total operating expense ratio were 0.43% and 0.68% (after reimbursement), respectively. Effective June 27, 1998, FMR has voluntarily agreed to limit the total operating expenses of Fidelity Short-Term to 0.65% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 If shareholders approve the Reorganization, the combined fund will retain Fidelity Short-Term's expense structure, requiring payment of a management fee and other expenses separately. FMR has agreed to limit the combined fund's expense ratio to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would lower Spartan Short-Term's total operating expenses from 0.65% to 0.63% of its average net assets beginning on the first business day after the Closing Date of the Reorganization. After June 30, 2001, the combined fund's expenses could increase. If the proposed Reorganization is not approved, Spartan Short-Term will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following table shows the fees and expenses of Spartan Short-Term and Fidelity Short-Term for the 12 months ended October 31, 1998, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization, including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses).

FUND OPERATING EXPENSES

 Fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of each fund for the 12-month period ending October 31, 1998 and are calculated as a percentage of average net assets of each fund.


                          Spartan  Short-Term  Fidelity  Short-Term*  Pro Forma Expenses** -
                                                                      Combined Fund

Management Fee            0.65%                0.40%                  0.40%

12b-1 Fee                 None                 None                   None

Other Expenses            0.00%                0.25%                  0.23%

Total Operating Expenses  0.65%                0.65%                  0.63%



* Effective June 27, 1998, FMR voluntarily agreed to reimburse Fidelity Short-Term to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of Fidelity Short-Term would have been 0.43%, 0.25% and 0.68%, respectively.

** If the Reorganization is approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. If this agreement were not in effect, the combined fund's pro forma management fee, other expenses, and total operating expenses would be 0.43%, 0.23% and 0.66%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.


          Spartan Short-Term  Fidelity Short-Term***  Combined Fund (Pro Forma)***

1 year    $ 7                 $ 7                     $ 6

3 years   $ 21                $ 21                    $ 20

5 years   $ 36                $ 36                    $ 35

10 years  $ 81                $ 81                    $ 79



*** After FMR Reimbursement

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION

 Spartan Short-Term is a diversified fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Fidelity Short-Term is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Each trust is authorized to issue an unlimited number of shares of beneficial interest.

 Except as discussed below, because the funds are series of Massachusetts business trusts that are organized under substantially similar Declarations of Trust, the rights of security holders of each fund under state law and the governing documents would be expected to remain unchanged after the Reorganization. However, on April 14, 1999, shareholders of Fidelity Fixed-Income Trust (Fixed-Income Trust), of which Fidelity Short-Term is a series, will vote at a Special Meeting of Shareholders. Among the proposals to be considered at that meeting is a proposal to adopt an amended and restated Declaration of Trust (Amended Declaration of Trust). If shareholders approve the proposal, Fixed-Income Trust's Amended Declaration of Trust will permit Trustees, subject to the 1940 Act and applicable state law, to reorganize or terminate Fixed-Income Trust or any of its series without shareholder approval. Fixed-Income Trust's Amended Declaration of Trust also would permit the Trustees, with certain exceptions, to amend the Amended Declaration of Trust without shareholder approval. The Declarations of Trust under which both funds currently are organized require shareholder approval to reorganize or terminate the trusts or any of their series and to amend the Declarations of Trust. Therefore, if the Reorganization is approved, and if shareholders of Fixed-Income Trust vote to approve the Amended Declaration of Trust, the former shareholders of Spartan Short-Term would become shareholders of a fund organized under a Declaration of Trust that would give Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of each fund's Statement of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Short-Term and Fidelity Short-Term have substantially similar investment objectives. Spartan Short-Term seeks high current income by investing in U.S. dollar-denominated investment-grade debt securities. Fidelity Short-Term seeks high current income, consistent with the preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities. The funds have the same manager.

 The Index for each fund is a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages each fund to have similar overall interest rate risk to the Index. In addition, each fund normally maintains a dollar-weighted average maturity of three years or less. As of January 31, 1999, the average maturities of Spartan Short-Term, Fidelity Short-Term and the Index were approximately 2.5 years, 2.5 years and 1.9 years, respectively.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                     Annual Total Returns (periods
                     ended December 31)

                     1995                           1996   1997   1998

Spartan Short-Term*  9.94%                          5.03%  6.54%  6.58%

Fidelity Short-Term  9.82%                          4.78%  6.21%  6.15%*


* If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The following table compares the individual cumulative returns of Spartan Short-Term and Fidelity Short-Term for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                      Cumulative Total Returns
                      (periods ended December 31,
                      1998)

                      1 Year                       3 Year

Spartan Short-Term*   6.58%                        19.27%

Fidelity Short-Term*  6.15%                        18.12%


* If the fund had not been in reimbursement during the periods shown, total returns would have been lower.

 The total return tables above show that the funds have experienced generally similar performance over the time periods shown, with Spartan Short-Term outperforming Fidelity Short-Term. Differences in performance may be attributed to the funds' different expense structures, reimbursement arrangements and asset size.

 The following graph shows the value of a hypothetical $10,000 investment in each fund made on December 30, 1994 assuming all distributions are reinvested. The graph compares the cumulative
returns of the funds    on a quarterly basis     from December 30,
1994 to December 31, 1998   , and illustrates the relative volatility
of their performance over shorter periods of time.



Spartan Short-Term Bond Fund (00449)   Fidelity Short-Term Bond Fund
(00450)

Period Ending       Spartan Short-Term Bond Fund           Fidelity Short-Term Bond Fund

December 31, 1994   $10,000.00                             $10,000.00

January 31, 1995    $10,079.57                             $10,076.34

February 28, 1995   $10,177.16                             $10,182.59

March 31, 1995      $10,233.97                             $10,247.39

April 30, 1995      $10,335.13                             $10,346.34

May 31, 1995        $10,507.63                             $10,530.72

June 30, 1995       $10,573.80                             $10,594.01

July 31, 1995       $10,616.79                             $10,623.66

August 31, 1995     $10,683.84                             $10,690.99

September 30, 1995  $10,738.05                             $10,746.07

October 31, 1995    $10,832.16                             $10,816.65

November 30, 1995   $10,922.60                             $10,910.12

December 31, 1995   $10,994.42                             $10,982.00

January 31, 1996    $11,090.09                             $11,066.22

February 29, 1996   $11,050.65                             $11,035.24

March 31, 1996      $11,027.94                             $11,010.22

April 30, 1996      $11,040.17                             $11,021.00

May 31, 1996        $11,066.03                             $11,044.05

June 30, 1996       $11,151.69                             $11,115.69

July 31, 1996       $11,189.29                             $11,163.01

August 31, 1996     $11,227.00                             $11,198.00

September 30, 1996  $11,325.11                             $11,296.24

October 31, 1996    $11,450.81                             $11,410.41

November 30, 1996   $11,536.56                             $11,496.89

December 31, 1996   $11,547.86                             $11,506.43

January 31, 1997    $11,596.08                             $11,554.55

February 28, 1997   $11,625.46                             $11,584.32

March 31, 1997      $11,624.79                             $11,566.09

April 30, 1997      $11,712.88                             $11,666.46

May 31, 1997        $11,790.33                             $11,742.68

June 30, 1997       $11,880.54                             $11,816.92

July 31, 1997       $12,013.05                             $11,948.38

August 31, 1997     $12,026.74                             $11,957.47

September 30, 1997  $12,117.83                             $12,046.55

October 31, 1997    $12,198.69                             $12,124.47

November 30, 1997   $12,222.93                             $12,143.61

December 31, 1997   $12,303.50                             $12,220.63

January 31, 1998    $12,425.43                             $12,339.76

February 28, 1998   $12,445.98                             $12,355.46

March 31, 1998      $12,499.79                             $12,405.87

April 30, 1998      $12,552.43                             $12,467.34

May 31, 1998        $12,632.68                             $12,530.56

June 30, 1998       $12,697.75                             $12,592.12

July 31, 1998       $12,750.42                             $12,655.27

August 31, 1998     $12,857.80                             $12,745.92

September 30, 1998  $13,006.26                             $12,908.38

October 31, 1998    $13,028.24                             $12,910.73

November 30, 1998   $13,048.21                             $12,910.85

December 31, 1998   $13,113.15                             $12,971.96



COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Spartan Short-Term and Fidelity Short-Term are diversified funds. As a matter of fundamental policy, with respect to 75% of each fund's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF FIDELITY SHORT-TERM FOLLOWING THE REORGANIZATION

 FMR does not expect Fidelity Short-Term to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Short-Term in their current capacities. Andrew Dudley, who is currently the Portfolio Manager of Fidelity Short-Term and Spartan Short-Term, is expected to continue to be responsible for portfolio management of Fidelity Short-Term after the Reorganization.

 All of the current investments of Spartan Short-Term are permissible investments for Fidelity Short-Term. Nevertheless, FMR may sell securities held by Spartan Short-Term or Fidelity Short-Term between shareholder approval and the Closing Date of the Reorganization. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Short-Term.

PURCHASES AND REDEMPTIONS

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales
charge.    S    hares are purchased at the next NAV calculated after
   an     investment is received    in proper form    . Each fund's
NAV is normally calculated each business day at 4:00 p.m. Eastern time.

 The redemption policies for each fund are identical. The price to
sell one share of each fund is the fund's NAV.    S    hares will be
sold at the next NAV calculated after    an     order is received
   in proper form    . Each fund's NAV is normally calculated each
business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy and sell shares.

 For Spartan Short-Term, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Short-Term, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000. If shareholders of Spartan Short-Term approve the Reorganization, they would be shareholders of a fund with lower minimum investment and balance requirements than Spartan Short-Term.

 On June 26, 1998, Spartan Short-Term closed to new accounts pending the Reorganization. Spartan Short-Term shareholders on or prior to that date may continue to purchase shares in accounts existing on that date. Shareholders of Spartan Short-Term may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Fidelity Short-Term.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares for shares of any other Fidelity fund available in a shareholder's state. Refer to each fund's
Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Capital gains for Spartan Short-Term are normally distributed in December. Capital gains for Fidelity Short-Term are normally distributed in June and December. On or before the Closing Date, Spartan Short-Term may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain. A portion of these distributions may be non-taxable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of October 31, 1998, Spartan Short-Term and Fidelity Short-Term had net unrealized gains of approximately $1,482,000 and $3,600,000, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling fund's shareholders.

 As of September 30, 1998, Spartan Short-Term had capital loss carryforwards for federal income tax purposes of approximately $81,724,000. As of April 30, 1998, Fidelity Short-Term had capital loss carryforwards for federal income tax purposes of approximately $166,788,000. Under current federal tax law, Fidelity Short-Term may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Spartan Short-Term at the time of the Reorganization. There is no assurance that Fidelity Short-Term will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Short-Term will expire between April 30, 2002 and April 30, 2005. The capital loss carryforwards attributable to Fidelity Short-Term will expire between April 30, 1999 and April 30, 2006.

COMPARISON OF PRINCIPAL RISK FACTORS

 Each fund is subject to the risks normally associated with bond funds. As described more fully above, each fund has substantially the same investment objective, policies and permissible investments. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

 Because each fund normally invests in investment-grade debt securities while maintaining an average maturity of three years or less, the funds have substantially similar levels of risk. As of January 31, 1999, the average maturities of Spartan Short-Term and Fidelity Short-Term were approximately 2.5 years and 2.5 years, respectively. A slightly longer average maturity may present a slightly higher risk.

 For a more complete discussion of the risk associated with bond funds, please refer to the Investment Principles and Risks section of each fund's Prospectus.

THE PROPOSED TRANSACTION

 TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN SHORT-TERM AND FIDELITY SHORT-TERM.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Fidelity Short-Term acquiring as of the Closing Date all of the assets of Spartan Short-Term in exchange solely for shares of Fidelity Short-Term and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities; and (b) the distribution of shares of Fidelity Short-Term to the shareholders of Spartan Short-Term as provided for in the Agreement.

 The assets of Spartan Short-Term to be acquired by Fidelity Short-Term include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Term, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Term on the Closing Date. Fidelity Short-Term will assume from Spartan Short-Term all liabilities, debts, obligations, and duties of Spartan Short-Term of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Short-Term will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Short-Term also will deliver to Spartan Short-Term the number of full and fractional shares of Fidelity Short-Term having an aggregate net asset value equal to the value of the assets of Spartan Short-Term less the liabilities of Spartan Short-Term as of the Closing Date. Spartan Short-Term shall then distribute the Fidelity Short-Term shares PRO RATA to its shareholders.

 The value of Spartan Short-Term's assets to be acquired by Fidelity Short-Term and the amount of its liabilities to be assumed by Fidelity Short-Term will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Short-Term's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Short-Term will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Spartan Short-Term will distribute to its shareholders of record the shares of Fidelity Short-Term it received, so that each Spartan Short-Term shareholder will receive the number of full and fractional shares of Fidelity Short-Term equal in value to the aggregate net asset value of shares of Spartan Short-Term held by such shareholder on the Closing Date; Spartan Short-Term will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Short-Term in the names of the Spartan Short-Term shareholders and by transferring thereto shares of Fidelity Short-Term. Each Spartan Short-Term shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Short-Term due that shareholder. Fidelity Short-Term shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former Spartan Short-Term shareholder will own shares of Fidelity Short-Term equal to the aggregate net asset value of that shareholder's shares of Spartan Short-Term immediately prior to the Reorganization. The net asset value per share of Fidelity Short-Term will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Fidelity Short-Term in a name other than that of the registered holder of the shares on the books of Spartan Short-Term as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Short-Term is and will continue to be its responsibility up to and including the Closing Date and such later date on which Spartan Short-Term is terminated.

 Pursuant to its all-inclusive management contract with Spartan Short-Term, FMR will bear the cost of the Reorganization. Reorganization costs include professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Short-Term due to the Reorganization prior to the Closing Date that will be borne by Spartan Short-Term. Any transaction costs associated with portfolio adjustments due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Short-Term which occur after the Closing Date will be borne by Fidelity Short-Term. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the elimination of duplicative funds;

 (8) the impact of changes to the taxable bond product line on the funds and their shareholders; and

 (9) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Boards at a meeting of the Boards on December 17, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to their expense structures and their initial and additional investment and account balance minimums.

 The Boards considered that the proposed merger would provide shareholders of Spartan Short-Term with a fund that has generally comparable historical performance on a year-to-year and cumulative basis.

 In addition, the Boards also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would lower the total operating expenses of Spartan Short-Term from 0.65% to 0.63% of its average net assets.

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of duplicative funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fixed-Income Trust is registered with the SEC as an open-end management investment company. Fixed-Income Trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Short-Term is one of five funds of the trust. Each share of Fidelity Short-Term represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Short-Term is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Short-Term have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 Fixed-Income Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Spartan Short-Term's assets for Fidelity Short-Term's shares and the assumption of the liabilities of Spartan Short-Term by Fidelity Short-Term is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Term and Fidelity Short-Term, substantially to the effect that:

 (i) The acquisition by Fidelity Short-Term of all of the assets of Spartan Short-Term solely in exchange for Fidelity Short-Term shares and the assumption by Fidelity Short-Term of Spartan Short-Term's liabilities, followed by the distribution by Spartan Short-Term of Fidelity Short-Term shares to the shareholders of Spartan Short-Term pursuant to the liquidation of Spartan Short-Term and constructively in exchange for their Spartan Short-Term shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Short-Term and Fidelity Short-Term will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Spartan Short-Term upon the transfer of all of its assets to Fidelity Short-Term in exchange solely for Fidelity Short-Term shares and Fidelity Short-Term's assumption of Spartan Short-Term's liabilities, followed by Spartan Short-Term's subsequent distribution of those shares to shareholders in liquidation of Spartan Short-Term;

 (iii) No gain or loss will be recognized by Fidelity Short-Term upon the receipt of the assets of Spartan Short-Term in exchange solely for Fidelity Short-Term shares and its assumption of Spartan Short-Term's liabilities;

 (iv) The shareholders of Spartan Short-Term will recognize no gain or loss upon the exchange of their Spartan Short-Term shares solely for Fidelity Short-Term shares;

 (v) The basis of Spartan Short-Term's assets in the hands of Fidelity Short-Term will be the same as the basis of those assets in the hands of Spartan Short-Term immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Short-Term will include the holding period of those assets in the hands of Spartan Short-Term;

 (vi) The basis of Spartan Short-Term shareholders in Fidelity
Short-Term shares will be the same as their basis in Spartan
Short-Term shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Fidelity Short-Term shares to be received by the Spartan Short-Term shareholders will include the period during which the Spartan Short-Term shares to be surrendered in exchange therefor were held, provided such Spartan Short-Term shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Spartan Short-Term should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the funds as of October 31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

Amounts in thousands, except per share amounts


                         Net Assets   Net Asset Value Per Share  Shares Outstanding

Spartan Short-Term       $ 358,705    $ 9.09                     39,469

Fidelity Short-Term      $ 876,140    $ 8.75                     100,126

Pro Forma Combined Fund  $ 1,234,845  $ 8.75                     141,121



CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on December 17, 1998. The Boards of Trustees of Fidelity Charles Street Trust and Fidelity Fixed-Income Trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Short-Term and Fidelity Short-Term would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Short-Term will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Charles Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY SHORT-TERM

 Fidelity Short-Term's Prospectus dated June 26, 1998, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity Short-Term's financial highlights for the fiscal year ended April 30, 1998, which have been updated to include the semiannual unaudited data for the six months ended October 31, 1998, as shown below:

FINANCIAL HIGHLIGHTS

   FIDELITY     SHORT-TERM BOND FUND

Selected Per-Share Data and
Ratios

Years ended April 30         1998 E   1998     1997     1996     1995     1994     1993     1992     1991     1990

Net asset value,  beginning  $ 8.700  $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170  $ 9.180
of period

Income from Investment        .130B    .546B    .558B    .579     .344     .588     .744     .810     .792     .778
Operations
Net investment income

 Net realized and             .176     .033     (.061)   (.020)   (.156)   (.392)   .063     .251     .040     (.010)
unrealized gain (loss)

 Total from investment        .306     .579     .497     .559     .188     .196     .807     1.061    .832     .768
operations

Less Distributions  From      (.256)   (.539)   (.552)   (.504)   (.430)   (.592)   (.727)   (.811)   (.822)   (.778)
net investment    income

 In excess of net             --       --       --       --       --       (.034)   --       --       --       --
investment income

 Return of capital           --       --       (.005)   (.055)   (.118)   --       --       --       --       --

 Total distributions         (.256)   (.539)   (.557)   (.559)   (.548)   (.626)   (.727)   (.811)   (.822)   (.778)

Net asset value,            $ 8.750  $ 8.700  $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170
end of period

Total return A,H             3.56%    6.86%    5.86%    6.52%    2.17%    1.99%    8.85%    12.00%   9.49%    8.58%




   FIDELITY     SHORT-TERM BOND FUND

Selected Per-Share Data and
Ratios

Years ended April 30         1989

Net asset value,  beginning  $ 9.470
of period

Income from Investment        .809
Operations
Net investment income

 Net realized and             (.290)
unrealized gain (loss)

 Total from investment        .519
operations

Less Distributions  From      (.809)
net investment    income

 In excess of net             --
investment income

 Return of capital           --

 Total distributions         (.809)

Net asset value,            $ 9.180
end of period

Total return A,H             5.74%



RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period  $ 876      $ 809   $ 922   $ 1,048  $ 1,304  $ 1,962  $ 1,990  $ 984   $ 235   $ 197   $ 237
(In millions)

Ratio of expenses to        .67% F,G   .70%    .70%    .69%     .69%     .80%     .77%     .86%    .83%    .83%    .89%
average net assets

Ratio of expenses to        .66% C,F   .70%    .70%    .68%C    .69%     .80%     .77%     .86%    .83%    .83%    .89%
average net assets after
expense reductions

Ratio of net investment     5.92% F    6.26%   6.41%   6.37%    6.37%    6.70%    7.68%    8.23%   8.65%   8.28%   8.77%
income to average net
assets

Portfolio turnover rate     103% F     117%    104%D   151%     113%     73%      63%      87%     164%    148%    171%



A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
E    SIX MONTHS ENDED OCTOBER 31, U    NAUDITED
F ANNUALIZED
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Short-Term shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Spartan Short-Term and Fidelity Short-Term incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended September 30, 1998 and April 30, 1998, respectively. Unaudited financial statements for Fidelity Short-Term for the six-month period ended October 31, 1998 are also incorporated by reference into the Statement of Additional Information that relates to this Proxy Statement and Prospectus. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Charles Street Trust and Fidelity Fixed-Income Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Charles Street Trust, in care of Fidelity Services Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM ANNUAL REPORT OF FIDELITY SHORT-TERM BOND FUND DATED
APRIL 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1998   PAST 1  YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Short-Term Bond       6.86%         4.66%         6.76%

Lehman Brothers 1-3 Year       7.17%         5.53%         7.27%
Govt/Corp Bond Index

Lipper Short Investment Grade  6.67%         5.24%         6.95%
Debt Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)


$10,000 OVER 10 YEARS

Fidelity Short-Term Bond Fund (00450)    Lehman Brothers 1-3 Year
Government/Corporate Bond Index (LB013)

Period Ending       Fidelity Short-Term Bond Fund  Lehman Brother 1-3 Govt/Corp

April 30, 1988      $10,000.00                     $10,000.00

May 31, 1988        $9,976.83                      $9,996.00

June 30, 1988       $10,080.03                     $10,096.12

July 31, 1988       $10,088.44                     $10,103.20

August 31, 1988     $10,106.19                     $10,128.77

September 30, 1988  $10,200.21                     $10,246.14

October 31, 1988    $10,305.26                     $10,349.34

November 30, 1988   $10,270.03                     $10,324.70

December 31, 1988   $10,301.74                     $10,348.42

January 31, 1989    $10,390.56                     $10,431.59

February 28, 1989   $10,409.48                     $10,434.06

March 31, 1989      $10,441.21                     $10,476.26

April 30, 1989      $10,574.21                     $10,646.31

May 31, 1989        $10,734.99                     $10,797.57

June 30, 1989       $10,915.28                     $10,996.89

July 31, 1989       $11,052.13                     $11,160.78

August 31, 1989     $11,024.48                     $11,097.62

September 30, 1989  $11,070.11                     $11,162.93

October 31, 1989    $11,253.00                     $11,336.99

November 30, 1989   $11,329.88                     $11,438.34

December 31, 1989   $11,385.01                     $11,483.63

January 31, 1990    $11,363.02                     $11,495.64

February 28, 1990   $11,414.57                     $11,556.64

March 31, 1990      $11,456.98                     $11,593.30

April 30, 1990      $11,481.30                     $11,622.25

May 31, 1990        $11,673.32                     $11,801.85

June 30, 1990       $11,757.32                     $11,926.62

July 31, 1990       $11,893.67                     $12,071.10

August 31, 1990     $11,875.62                     $12,113.92

September 30, 1990  $11,896.13                     $12,204.80

October 31, 1990    $11,866.57                     $12,330.80

November 30, 1990   $11,928.58                     $12,451.25

December 31, 1990   $12,043.46                     $12,596.96

January 31, 1991    $12,026.80                     $12,710.95

February 28, 1991   $12,165.14                     $12,802.75

March 31, 1991      $12,402.22                     $12,895.78

April 30, 1991      $12,571.38                     $13,022.09

May 31, 1991        $12,699.59                     $13,103.42

June 30, 1991       $12,746.17                     $13,152.09

July 31, 1991       $12,847.67                     $13,267.61

August 31, 1991     $13,063.44                     $13,447.52

September 30, 1991  $13,198.54                     $13,592.31

October 31, 1991    $13,351.46                     $13,738.64

November 30, 1991   $13,489.61                     $13,877.58

December 31, 1991   $13,732.58                     $14,087.37

January 31, 1992    $13,788.94                     $14,072.89

February 29, 1992   $13,908.57                     $14,117.56

March 31, 1992      $14,003.97                     $14,114.48

April 30, 1992      $14,080.13                     $14,243.55

May 31, 1992        $14,215.71                     $14,376.94

June 30, 1992       $14,348.35                     $14,523.89

July 31, 1992       $14,518.33                     $14,694.25

August 31, 1992     $14,645.38                     $14,812.85

September 30, 1992  $14,766.40                     $14,953.02

October 31, 1992    $14,661.92                     $14,863.07

November 30, 1992   $14,648.04                     $14,842.12

December 31, 1992   $14,747.07                     $14,982.29

January 31, 1993    $14,990.18                     $15,142.17

February 28, 1993   $15,157.49                     $15,265.70

March 31, 1993      $15,251.35                     $15,315.30

April 30, 1993      $15,326.27                     $15,411.42

May 31, 1993        $15,352.58                     $15,376.30

June 30, 1993       $15,519.63                     $15,492.75

July 31, 1993       $15,609.45                     $15,528.17

August 31, 1993     $15,781.02                     $15,658.17

September 30, 1993  $15,839.44                     $15,708.70

October 31, 1993    $15,940.61                     $15,745.36

November 30, 1993   $15,972.68                     $15,749.98

December 31, 1993   $16,093.47                     $15,813.75

January 31, 1994    $16,198.32                     $15,914.48

February 28, 1994   $16,057.43                     $15,818.06

March 31, 1994      $15,751.53                     $15,736.73

April 30, 1994      $15,630.68                     $15,676.97

May 31, 1994        $15,717.12                     $15,698.22

June 30, 1994       $15,572.34                     $15,739.50

July 31, 1994       $15,689.54                     $15,882.75

August 31, 1994     $15,753.91                     $15,936.35

September 30, 1994  $15,779.49                     $15,900.93

October 31, 1994    $15,771.59                     $15,937.28

November 30, 1994   $15,795.89                     $15,870.43

December 31, 1994   $15,434.74                     $15,900.62

January 31, 1995    $15,552.58                     $16,119.04

February 28, 1995   $15,716.57                     $16,342.07

March 31, 1995      $15,816.58                     $16,434.80

April 30, 1995      $15,969.31                     $16,583.59

May 31, 1995        $16,253.90                     $16,870.71

June 30, 1995       $16,351.58                     $16,962.51

July 31, 1995       $16,397.35                     $17,030.28

August 31, 1995     $16,501.27                     $17,133.48

September 30, 1995  $16,586.28                     $17,218.20

October 31, 1995    $16,695.22                     $17,361.14

November 30, 1995   $16,839.49                     $17,510.55

December 31, 1995   $16,950.44                     $17,643.33

January 31, 1996    $17,080.42                     $17,794.28

February 29, 1996   $17,032.61                     $17,726.50

March 31, 1996      $16,993.99                     $17,713.56

April 30, 1996      $17,010.62                     $17,731.43

May 31, 1996        $17,046.21                     $17,772.40

June 30, 1996       $17,156.78                     $17,902.41

July 31, 1996       $17,229.82                     $17,972.03

August 31, 1996     $17,283.83                     $18,038.26

September 30, 1996  $17,435.46                     $18,203.38

October 31, 1996    $17,611.67                     $18,408.86

November 30, 1996   $17,745.15                     $18,546.87

December 31, 1996   $17,759.88                     $18,549.95

January 31, 1997    $17,834.15                     $18,639.60

February 28, 1997   $17,880.09                     $18,685.81

March 31, 1997      $17,851.96                     $18,671.33

April 30, 1997      $18,006.87                     $18,824.44

May 31, 1997        $18,124.52                     $18,955.98

June 30, 1997       $18,239.11                     $19,087.83

July 31, 1997       $18,442.02                     $19,299.78

August 31, 1997     $18,456.05                     $19,317.95

September 30, 1997  $18,593.53                     $19,466.74

October 31, 1997    $18,713.80                     $19,606.91

November 30, 1997   $18,743.35                     $19,656.20

December 31, 1997   $18,862.22                     $19,785.90

January 31, 1998    $19,046.10                     $19,976.90

February 28, 1998   $19,070.33                     $19,996.92

March 31, 1998      $19,148.14                     $20,074.86

April 30, 1998      $19,243.02                     $20,174.36


$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Short-Term Bond Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $19,243 -- a 92.43% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index, which reflects the performance of U.S. Government and corporate fixed-rate debt securities with maturities between one and three years, did over the same period.
With dividends reinvested, the same $10,000 would have grown to $20,174 -- a 101.74% increase.

MARKET RECAP

A continued lack of inflationary
pressure resulted in a favorable
investing climate for bonds during
the 12 months that ended April 30,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable bond
market - returned 10.91% during
this period. Bonds enjoyed a strong
rally from May through
September 1997 on the heels of
encouraging economic data, as well
as the Federal Reserve Board's
reluctance to raise short-term interest
rates. In the fourth quarter of 1997,
global market volatility and
historically low interest rates were
the main stories. When financial
problems erupted in Asia in late
October, the bond market attracted
wary stock investors in search of
investments offering lower volatility.
Interest rates also plummeted, with
the 30-year Treasury bond going
below the 6% mark in November.
The Lehman Brothers Corporate
Bond Index returned 12.07% during
the period, as corporate bonds
benefited from continued economic
growth and high demand for yield.
Despite increased prepayment
activity in early 1998 due to lower
rates, mortgage-backed bonds also
fared relatively well. The Lehman
Brothers Mortgage-Backed
Securities Index returned 10.02%
during the period. The period ended
on a positive note as the Commerce
Department reported that gross
domestic product grew at a
stronger-than-expected rate of 4.2%
in the first quarter of 1998 and
employment costs grew at a
slower-than-expected pace - signs
of continued strong economic
growth and benign inflation.
However, the Fed tempered this
news slightly with warnings about
the rising prices of stocks and real
estate.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Short-Term Bond Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the 12 months that ended April 30, 1998, the fund had a total return of 6.86%. That outperformed the 6.67% return of the short investment grade debt funds average tracked by Lipper Analytical
Services. For the same period, the Lehman Brothers 1-3 Year
Government/Corporate Bond Index returned 7.17%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The fund benefited from maintaining overweighted positions, relative to the index, in corporate bonds, asset-backed securities and mortgage-backed securities. Generally, these so-called spread products offered attractive yield spreads - or yield advantages - over comparable Treasuries during the period.

Q. HOW WERE THE FUND'S INVESTMENTS ALLOCATED?

A. Corporate bonds, including asset-backed securities - bonds backed by a pool of loans such as credit cards - accounted for about 66% of the fund's investments at the end of the period. Corporate bonds offered only neutral returns during the 12-month period after weakening in the fourth quarter of 1997 during the economic slowdown in Asia, and then stabilizing in the first quarter of 1998. The fund was able to generate modest returns from its corporate position by emphasizing its cable, media and telecommunications holdings. Growth in these industries is much more dependent on the health of the U.S. economy than on Asian markets. In addition, asset-backed securities were a very stable component of the portfolio because of their high credit quality. In fact, a majority of the fund's asset-backed position was rated Aaa. These securities offered the fund a way to get additional yield without taking on the credit risks associated with many corporate bonds.

Q. WHAT ABOUT MORTGAGE-BACKED SECURITIES?

A. More than half of the fund's mortgage-backed holdings were invested in commercial mortgage-backed securities (CMBS) - bonds that are backed by loans on commercial property, such as office buildings or retail malls. The market for these securities has gained considerable acceptance among investors, leading to better returns for the issues.

Q. HOW MUCH OVERALL IMPACT DID THE ASIAN SITUATION HAVE ON THE FUND'S
PERFORMANCE?

A. Not much. The Asian situation definitely weakened the corporate bond market, but as I said, I shielded the portfolio from many of these ill effects by buying securities in sectors that were more dependent on the domestic economy. In fact, the fund sold many of the fund's corporate positions that did have exposure to Asia in October, helping its performance versus the peer group. Longer term, I see Asia as an opportunity. The Asian turmoil has caused volatility in the bond market, which allows me to apply Fidelity's strong research to find attractive securities that have been unfairly repriced in the past few months.

Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A. The yield curve was very flat at the end of the period, meaning longer-term bonds were not offering much of a yield advantage over short-term issues. As a result, many buyers of fixed-income securities will try to get additional yield by buying non-Treasury securities. Consequently, I think increased demand for these spread products will benefit their pricing. In addition, the equity markets generated healthy gains in the first quarter of 1998, which bodes well for high-grade corporate bonds in the next few months. I also expect asset-backed securities, which have high credit quality, to continue to perform well as investors seek out defensive instruments in periods of turmoil. Finally, opportunities in the mortgage-backed sector will depend on the level of interest rates. These securities may underperform other fixed-income securities in the short term if the market rallies and prepayment - or refinancing - levels remain high. If that's the case, I may increase the fund's position in mortgage-backed bonds in anticipation of a rebound and outperformance in the long term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH APRIL 30, 1998. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. ANDREW DUDLEY IS THE FUND'S PORTFOLIO MANAGER.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of April 19, 1999, by and between Fidelity Charles Street Trust, a Massachusetts business trust, on behalf of its series Spartan Short-Term Bond Fund (Acquired Fund), and Fidelity Fixed-Income Trust, a Massachusetts business trust, on behalf of its series Fidelity Short-Term Bond Fund (Acquiring Fund). Fidelity Charles Street Trust and Fidelity Fixed-Income Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Short-Term Bond Fund to Fidelity Short-Term Bond Fund solely in exchange for shares of beneficial interest in Fidelity Short-Term Bond Fund (the Fidelity Short-Term Bond Fund Shares) and the assumption by Fidelity Short-Term Bond Fund of Spartan Short-Term Bond Fund's liabilities; and (b) the constructive distribution of such shares by Spartan Short-Term Bond Fund PRO RATA to its shareholders in complete liquidation and termination of Spartan Short-Term Bond Fund in exchange for all of Spartan Short-Term Bond Fund's outstanding shares. Spartan Short-Term Bond Fund shall receive shares of Fidelity Short-Term Bond Fund having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund on the Closing Date (as defined in Section 6), which Spartan Short-Term Bond Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF SPARTAN SHORT-TERM BOND FUND.

 Spartan Short-Term Bond Fund represents and warrants to and agrees with Fidelity Short-Term Bond Fund that:

 (a) Spartan Short-Term Bond Fund is a series of Fidelity Charles Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Charles Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Spartan Short-Term Bond Fund dated November 24, 1998, previously furnished to Fidelity Short-Term Bond Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Short-Term Bond Fund, threatened against Spartan Short-Term Bond Fund which assert liability on the part of Spartan Short-Term Bond Fund. Spartan Short-Term Bond Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Spartan Short-Term Bond Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Short-Term Bond Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Short-Term Bond Fund is a party or by which Spartan Short Bond Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Short-Term Bond Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Short-Term Bond Fund at September 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Short-Term Bond Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Spartan Short-Term Bond Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 1998 and those incurred in the ordinary course of Spartan Short-Term Bond Fund's business as an investment company since September 30, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Short-Term Bond Fund on Form N-14 relating to the shares of Fidelity Short-Term Bond Fund issuable hereunder and the proxy statement of Spartan Short-Term Bond Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Short-Term Bond Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Short-Term Bond Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Spartan Short-Term Bond Fund (other than this Agreement) will be terminated without liability to Spartan Short-Term Bond Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Short-Term Bond Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (k) Spartan Short-Term Bond Fund has filed or will file all federal and state tax returns which, to the knowledge of Spartan Short-Term Bond Fund's officers, are required to be filed by Spartan Short-Term Bond Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Short-Term Bond Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Spartan Short-Term Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Spartan Short-Term Bond Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Short-Term Bond Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Short-Term Bond Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Short-Term Bond Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Short-Term Bond Fund to be transferred to Fidelity Short-Term Bond Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Short-Term Bond Fund's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Short-Term Bond Fund will acquire Spartan Short-Term Bond Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Short-Term Bond Fund and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Short-Term Bond Fund, and this Agreement constitutes a valid and binding obligation of Spartan Short-Term Bond Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY SHORT-TERM BOND FUND.

 Fidelity Short-Term Bond Fund represents and warrants to and agrees with Spartan Short-Term Bond Fund that:

 (a) Fidelity Short-Term Bond Fund is a series of Fidelity Fixed-Income Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Fixed-Income Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of
Fidelity Short-Term Bond Fund, dated June 26, 1998, previously furnished to Spartan Short-Term Bond Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Short-Term Bond Fund, threatened against Fidelity Short-Term Bond Fund which assert liability on the part of Fidelity Short-Term Bond Fund. Fidelity
Short-Term Bond Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Fidelity Short-Term Bond Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Short-Term Bond Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Short-Term Bond Fund is a party or by which Fidelity Short-Term Bond Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Short-Term Bond Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Short-Term Bond Fund at April 30, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Spartan Short-Term Bond Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 1998. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Fidelity Short-Term Bond Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1998, and those incurred in the ordinary course of Fidelity Short-Term Bond Fund's business as an investment company since April 30, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Short-Term Bond Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (i) Fidelity Short-Term Bond Fund has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Short-Term Bond Fund's officers, are required to be filed by Fidelity Short-Term Bond Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Short-Term Bond Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Fidelity Short-Term Bond Fund has met the requirements of
Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on
   April 30, 1999    ;

 (k) As of the Closing Date, the shares of beneficial interest of Fidelity Short-Term Bond Fund to be issued to Spartan Short-Term Bond Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Short-Term Bond Fund, and no shareholder of Fidelity Short-Term Bond Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Short-Term Bond Fund, and this Agreement constitutes a valid and binding obligation of Fidelity Short-Term Bond Fund enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Short-Term Bond Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Short-Term Bond Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Short-Term Bond Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Fidelity Short-Term Bond Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Fidelity Short-Term Bond Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Spartan Short-Term Bond Fund and to the other terms and conditions contained herein, Spartan Short-Term Bond Fund agrees to assign, sell, convey, transfer, and deliver to Fidelity Short-Term Bond Fund as of the Closing Date all of the assets of Spartan Short-Term Bond Fund of every kind and nature existing on the Closing Date. Fidelity Short-Term Bond Fund agrees in exchange therefor: (i) to assume all of Spartan Short-Term Bond Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Spartan Short-Term Bond Fund the number of full and fractional shares of Fidelity Short-Term Bond Fund having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund transferred hereunder, less the value of the liabilities of Spartan Short-Term Bond Fund, determined as provided for under Section 4.

 (b) The assets of Spartan Short-Term Bond Fund to be acquired by Fidelity Short-Term Bond Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Spartan Short-Term Bond Fund, and any deferred or prepaid expenses shown as an asset on the books of Spartan Short-Term Bond Fund on the Closing Date. Spartan Short-Term Bond Fund will pay or cause to be paid to Fidelity Short-Term Bond Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Short-Term Bond Fund hereunder, and Fidelity Short-Term Bond Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Spartan Short-Term Bond Fund to be assumed by Fidelity Short-Term Bond Fund shall include (except as otherwise provided for herein) all of Spartan Short-Term Bond Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Short-Term Bond Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Short-Term Bond Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Short-Term Bond Fund Shares in exchange for such shareholders' shares of beneficial interest in Spartan Short-Term Bond Fund and Spartan Short-Term Bond Fund will be liquidated in accordance with Spartan Short-Term Bond Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Short-Term Bond Fund's share transfer books in the names of the Spartan Short-Term Bond Fund shareholders and transferring the Fidelity Short-Term Bond Fund Shares thereto. Each Spartan Short-Term Bond Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Fidelity Short-Term Bond Fund Shares due that shareholder. All outstanding Spartan Short-Term Bond Fund shares, including any represented by certificates, shall simultaneously be canceled on Spartan Short-Term Bond Fund's share transfer records. Fidelity Short-Term Bond Fund shall not issue certificates representing the Fidelity Short-Term Bond Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Spartan Short-Term Bond Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Fidelity Short-Term Bond Fund Shares in a name other than that of the registered holder on Spartan Short-Term Bond Fund's books of the Spartan Short-Term Bond Fund shares constructively exchanged for the Fidelity Short-Term Bond Fund Shares shall be paid by the person to whom such Fidelity Short-Term Bond Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Fidelity Short-Term Bond Fund will deliver to Spartan Short-Term Bond Fund the number of Fidelity
Short-Term Bond Fund Shares having an aggregate net asset value equal to the value of the assets of Spartan Short-Term Bond Fund transferred hereunder less the liabilities of Spartan Short-Term Bond Fund, determined as provided in this Section 4.

 (c) The net asset value per share of the Fidelity Short-Term Bond Fund Shares to be delivered to Spartan Short-Term Bond Fund, the value of the assets of Spartan Short-Term Bond Fund transferred hereunder, and the value of the liabilities of Spartan Short-Term Bond Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Fidelity Short-Term Bond Fund Shares shall be computed in the manner set forth in the then-current Fidelity Short-Term Bond Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Short-Term Bond Fund shall be computed in the manner set forth in the then-current Spartan Short-Term Bond Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund.

5. FEES; EXPENSES.

 (a) Pursuant to Spartan Short-Term Bond Fund's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).

Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Short-Term Bond Fund will be borne by Fidelity Short-Term Bond Fund provided that they do not exceed the fund's 0.65% expense cap in effect since June 27, 1998. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on June 24, 1999, or at some other time, date, and place agreed to by Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund (the Closing
Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Short-Term Bond Fund and the net asset value per share of Fidelity Short-Term Bond Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN SHORT-TERM BOND
FUND.

 (a) Spartan Short-Term Bond Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Short-Term Bond Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Short-Term Bond Fund.

 (b) Spartan Short-Term Bond Fund agrees that as soon as reasonably practicable after distribution of the Fidelity Short-Term Bond Fund Shares, Spartan Short-Term Bond Fund shall be terminated as a series of Fidelity Charles Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Short-Term Bond Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-TERM BOND FUND.

 (a) That Spartan Short-Term Bond Fund furnishes to Fidelity Short-Term Bond Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Charles Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Short-Term Bond Fund made in this Agreement are true and correct in all material respects and that Spartan Short-Term Bond Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Spartan Short-Term Bond Fund furnishes Fidelity Short-Term Bond Fund with copies of the resolutions, certified by an officer of Fidelity Charles Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Term Bond Fund;

 (c) That, on or prior to the Closing Date, Spartan Short-Term Bond Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Short-Term Bond Fund substantially all of Spartan Short-Term Bond Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Spartan Short-Term Bond Fund shall deliver to Fidelity Short-Term Bond Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Short-Term Bond Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That Spartan Short-Term Bond Fund's custodian shall deliver to Fidelity Short-Term Bond Fund a certificate identifying the assets of Spartan Short-Term Bond Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Short-Term Bond Fund; (ii) Spartan Short-Term Bond Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Spartan Short-Term Bond Fund's transfer agent shall deliver to Fidelity Short-Term Bond Fund at the Closing a certificate setting forth the number of shares of Spartan Short-Term Bond Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Spartan Short-Term Bond Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Short-Term Bond Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Short-Term Bond Fund;

 (h) That Spartan Short-Term Bond Fund delivers to Fidelity Short-Term Bond Fund a certificate of an officer of Fidelity Charles Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Short-Term Bond Fund's financial position since September 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Short-Term Bond Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Short-Term Bond Fund or its transfer agent by Fidelity Short-Term Bond Fund or its agents shall have revealed otherwise, Spartan Short-Term Bond Fund shall have taken all actions that in the opinion of Fidelity Short-Term Bond Fund are necessary to remedy any prior failure on the part of Spartan Short-Term Bond Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN SHORT-TERM BOND FUND.

 (a) That Fidelity Short-Term Bond Fund shall have executed and delivered to Spartan Short-Term Bond Fund an Assumption of Liabilities, certified by an officer of Fidelity Fixed-Income Trust, dated as of the Closing Date pursuant to which Fidelity Short-Term Bond Fund will assume all of the liabilities of Spartan Short-Term Bond Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Fidelity Short-Term Bond Fund furnishes to Spartan Short-Term Bond Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Fixed-Income Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Short-Term Bond Fund made in this Agreement are true and correct in all material respects, and Fidelity Short-Term Bond Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Spartan Short-Term Bond Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund, to the effect that the Fidelity Short-Term Bond Fund Shares are duly authorized and upon delivery to Spartan Short-Term Bond Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Short-Term Bond Fund (except as disclosed in Fidelity Short-Term Bond Fund's Statement of Additional Information) and no shareholder of Fidelity Short-Term Bond Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY SHORT-TERM BOND FUND AND SPARTAN SHORT-TERM BOND FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Short-Term Bond Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund, threatened by the Commission; and

 (f) That Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Spartan Short-Term Bond Fund and
Fidelity Short-Term Bond Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Spartan Short-Term Bond Fund upon the transfer of all of its assets to Fidelity Short-Term Bond Fund in exchange solely for the Fidelity Short-Term Bond Fund Shares and the assumption of Spartan Short-Term Bond Fund's liabilities followed by the distribution of those Fidelity Short-Term Bond Fund Shares to the shareholders of Spartan Short-Term Bond Fund in liquidation of Spartan Short-Term Bond Fund;

  (iii) No gain or loss will be recognized by Fidelity Short-Term Bond Fund on the receipt of Spartan Short-Term Bond Fund's assets in exchange solely for the Fidelity Short-Term Bond Fund shares and the assumption of Spartan Short-Term Bond Fund's liabilities;

  (iv) The basis of Spartan Short-Term Bond Fund's assets in the hands of Fidelity Short-Term Bond Fund will be the same as the basis of such assets in Spartan Short-Term Bond Fund's hands immediately prior to the Reorganization;

  (v) Fidelity Short-Term Bond Fund's holding period in the assets to be received from Spartan Short-Term Bond Fund will include Spartan Short-Term Bond Fund's holding period in such assets;

  (vi) A Spartan Short-Term Bond Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Short-Term Bond Fund for the Fidelity Short-Term Bond Fund shares in the Reorganization;

  (vii) A Spartan Short-Term Bond Fund shareholder's basis in the
Fidelity Short-Term Bond Fund Shares to be received by him or her will be the same as his or her basis in the Spartan Short-Term Bond Fund shares exchanged therefor;

  (viii) A Spartan Short-Term Bond Fund shareholder's holding period for his or her Fidelity Short-Term Bond Fund Shares will include the holding period of Spartan Short-Term Bond Fund shares exchanged, provided that those Spartan Short-Term Bond Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Spartan
Short-Term Bond Fund nor Fidelity Short-Term Bond Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY SHORT-TERM BOND FUND AND SPARTAN SHORT-TERM
BOND FUND.

 (a) Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Spartan Short-Term Bond Fund covenants that it is not acquiring the Fidelity Short-Term Bond Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Spartan Short-Term Bond Fund covenants that it will assist Fidelity Short-Term Bond Fund in obtaining such information as Fidelity Short-Term Bond Fund reasonably requests concerning the beneficial ownership of Spartan Short-Term Bond Fund's shares; and

 (d) Spartan Short-Term Bond Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Short-Term Bond Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Fidelity Short-Term Bond Fund and Spartan Short-Term Bond Fund may terminate this Agreement by mutual agreement. In addition, either Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Spartan Short-Term Bond Fund or Fidelity
Short-Term Bond Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Short-Term Bond Fund or Spartan Short-Term Bond Fund; provided, however, that following the shareholders' meeting called by Spartan Short-Term Bond Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Short-Term Bond Fund Shares to be paid to Spartan Short-Term Bond Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]









SSTX-pxs-0499 CUSIP#316069509/FUND#449
1.716787.100

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan(Registered trademark) Short-Term Bond Fund into Fidelity Short-Term Bond Fund. A shareholder meeting is scheduled for June 16, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Spartan Short-Term Bond Fund the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (April 19, 1999). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Spartan Short-Term Bond Fund into Fidelity Short-Term Bond Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of similar bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income by investing in U.S. dollar-denominated investment-grade bonds, including corporate, government, and mortgage securities. In addition, both funds have similar portfolios in terms of holdings, interest rate risk, and average maturity.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Andrew Dudley currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Spartan Short-Term Bond Fund and Fidelity Short-Term Bond Fund have different contractual expense structures. Spartan Short-Term Bond Fund pays an all-inclusive management fee to Fidelity Management & Research Company (FMR) while Fidelity Short-Term Bond Fund pays its management fees and other expenses separately. If the merger is approved the combined fund will retain Fidelity Short-Term Bond Fund's current expense structure. However, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Fidelity Short-Term Bond Fund management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Spartan Short-Term Bond Fund approve the merger of their fund into Fidelity Short-Term Bond Fund, the combined fund's name will remain Fidelity Short-Term Bond Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?
Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY SHORT-TERM BOND FUND AFTER THE
MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $1.1 billion in assets.

The table below shows average annual total returns for both Fidelity Short-Term Bond Fund and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

   AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1999*


                               1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Short-Term Bond Fund  5.66%   5.98%    5.13%    6.84%

Lipper Short Investment Grade
Debt Funds Average**           5.13%   5.75%    5.69%    6.96%


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY SHORT-TERM BOND FUND THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Fidelity Short-Term Bond Fund that is equal in value to the net asset value of their shares of Spartan Short-Term Bond Fund on that date. The anticipated closing date is June 24, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (June 16, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Short-Term Bond Fund on the record date. The record date is April 19, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY CHARLES STREET TRUST: SPARTAN SHORT-TERM BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST: SPARTAN SHORT-TERM BOND FUND, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date       , 1999



      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

    cusip # 316069509/fund# 449

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

----------------------------------------------------------------------

1.  To approve an Agreement and       FOR [  ]    AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Spartan Short-Term
    Bond Fund and Fidelity
    Short-Term Bond Fund
    providing for the transfer
    of all of the assets of
    Spartan Short-Term Bond Fund
    to Fidelity Short-Term Bond
    Fund in exchange solely for
    shares of beneficial
    interest of Fidelity
    Short-Term Bond Fund and the
    assumption by Fidelity
    Short-Term Bond Fund of
    Spartan Short-Term Bond
    Fund's liabilities, followed
    by the distribution of
    Fidelity Short-Term Bond
    Fund shares  to shareholders
    of Spartan Short-Term Bond
    Fund in liquidation of
    Spartan Short-Term Bond Fund.


SST-PXC-499     cusip # 316069509/fund# 449

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

BON-pro-0698
704235

FIDELITY
SHORT-TERM BOND
FUND
(fund number 450, trading symbol FSHBX)

and

FIDELITY
INVESTMENT
GRADE BOND
FUND
(fund number 026, trading symbol FBNDX)

Each fund invests normally in investment-grade debt securities.
Short-Term Bond seeks high current income with preservation of capital. Investment Grade Bond seeks high current income from securities with longer maturities.

PROSPECTUS
JUNE 26, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


KEY FACTS                35  THE FUNDS AT A GLANCE

                         35  WHO MAY WANT TO INVEST

                         37  EXPENSES Each fund's yearly
                             operating expenses.

                         39  FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         42  PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      45  CHARTER How each fund is
                             organized.

                         45  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         47  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             48  DOING BUSINESS WITH FIDELITY

                         48  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         50  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         54  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         58  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  59  DIVIDENDS, CAPITAL GAINS, AND
POLICIES                     TAXES

                         60  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         61  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

SHORT-TERM BOND

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in investment-grade debt securities while maintaining an average maturity of three years or less. FMR uses the Lehman Brothers 1-3 Year Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of April 30, 1998, the fund had over $808 million in assets.

INVESTMENT GRADE BOND

GOAL: High current income.

STRATEGY: Normally invests in investment-grade debt securities. FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of April 30, 1998, the fund had over $1.9 billion in assets.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Investment Grade Bond, because it can invest in securities with any maturity, has potential for higher yields and capital appreciation, but also carries more risk.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

(checkmark)THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 77, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page
64).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.71% for Investment Grade Bond.

SHORT-TERM BOND

Management fee (after          0.39%
reimbursement)

12b-1 fee                      None

Other expenses                 0.26%

Total fund operating expenses  0.65%

INVESTMENT GRADE BOND

Management fee                 0.44%

12b-1 fee                      None

Other expenses                 0.28%

Total fund operating expenses  0.72%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

(checkmark)UNDERSTANDING
EXPENSES

Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
each fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain
expenses directly.

SHORT-TERM BOND
1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

INVESTMENT GRADE BOND
1 year    $ 7

3 years   $ 23

5 years   $ 40

10 years  $ 89

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

FMR has voluntarily agreed to reimburse Short-Term Bond to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.26% and 0.70%, respectively.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow for Short-Term Bond and Investment Grade Bond have been audited by Coopers & Lybrand L.L.P., independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.

SHORT-TERM BOND FUND

Selected Per-Share Data
and Ratios

Years ended April 30         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989

Net asset value,             $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170  $ 9.180  $ 9.470
beginning of period

Income from Investment        .546B    .558B    .579     .344     .588     .744     .810     .792     .778     .809
Operations  Net investment
income

 Net realized and             .033     (.061)   (.020)   (.156)   (.392)   .063     .251     .040     (.010)   (.290)
unrealized gain (loss)

 Total from investment        .579     .497     .559     .188     .196     .807     1.061    .832     .768     .519
operations

Less Distributions  From      (.539)   (.552)   (.504)   (.430)   (.592)   (.727)   (.811)   (.822)   (.778)   (.809)
net investment income

 In excess of net             --       --       --       --       (.034)   --       --       --       --       --
investment   income

 Return of capital            --       (.005)   (.055)   (.118)   --       --       --       --       --       --

 Total distributions          (.539)   (.557)   (.559)   (.548)   (.626)   (.727)   (.811)   (.822)   (.778)   (.809)

Net asset value, end of      $ 8.700  $ 8.660  $ 8.720  $ 8.720  $ 9.080  $ 9.510  $ 9.430  $ 9.180  $ 9.170  $ 9.180
period

Total returnA                 6.86%    5.86%    6.52%    2.17%    1.99%    8.85%    12.00%   9.49%    8.58%    5.74%

Net assets, end of period    $ 809    $ 922    $ 1,048  $ 1,304  $ 1,962  $ 1,990  $ 984    $ 235    $ 197    $ 237
(In millions)

Ratio of expenses to          .70%     .70%     .69%     .69%     .80%     .77%     .86%     .83%     .83%     .89%
average net assets

Ratio of expenses to          .70%     .70%     .68%C    .69%     .80%     .77%     .86%     .83%     .83%     .89%
average net assets after
expense reductions

Ratio of net investment       6.26%    6.41%    6.37%    6.37%    6.70%    7.68%    8.23%    8.65%    8.28%    8.77%
income  to average net assets

Portfolio turnover rate       117%     104%D    151%     113%     73%      63%      87%      164%     148%     171%


I THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
J NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
L THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

INVESTMENT GRADE BOND

Selected Per-Share Data
and Ratios

Years ended April 30         1998     1997     1996     1995     1994     1993     1992     1991     1990     1989

Net asset value,             $ 7.020  $ 7.040  $ 7.010  $ 7.300  $ 7.570  $ 7.070  $ 6.830  $ 6.560  $ 6.670  $ 6.770
beginning of period

Income from Investment        .441C    .460C    .484     .464     .522     .570     .591     .592     .597     .595
Operations  Net investment
income

 Net realized and             .282     (.020)   .047     (.147)   (.254)   .499     .244     .277     (.110)   (.095)
unrealized gain (loss)

 Total from investment        .723     .440     .531     .317     .268     1.069    .835     .869     .487     .500
operations

Less Distributions  From      (.443)   (.460)   (.471)   (.487)   (.525)   (.569)   (.595)   (.599)   (.597)   (.600)
net investment income

 In excess of net             --       --       --       --       (.013)   --       --       --       --       --
investment   income

 From net realized gain       --       --       --       (.120)   --       --       --       --       --       --

 In excess of net realized    --       --       (.030)   --       --       --       --       --       --       --
gain

 Total distributions          (.443)   (.460)   (.501)   (.607)   (.538)   (.569)   (.595)   (.599)   (.597)   (.600)

Net asset value, end of      $ 7.300  $ 7.020  $ 7.040  $ 7.010  $ 7.300  $ 7.570  $ 7.070  $ 6.830  $ 6.560  $ 6.670
period

Total returnA                 10.54%   6.42%    7.62%    4.63%    3.35%    15.63%   12.63%   13.82%   7.31%    7.74%

Net assets, end of period    $ 1,909  $ 1,442  $ 1,358  $ 1,087  $ 943    $ 1,018  $ 943    $ 455    $ 360    $ 334
(In millions)

Ratio of expenses to          .72%     .76%     .77%     .75%     .74%     .68%     .70%     .67%     .70%     .66%
average net assets

Ratio of expenses to          .71%B    .75%B    .76%B    .75%     .74%     .68%     .70%     .67%     .70%     .66%
average net assets after
expense reductions

Ratio of net investment       6.12%    6.53%    6.58%    7.00%    6.94%    7.74%    8.29%    8.84%    8.76%    8.91%
income  to average net assets

Portfolio turnover rate       207%     120%     134%     90%      61%      74%      77%      101%     103%     128%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.

Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

(checkmark)UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended April   Past 1 year  Past 5 years  Past 10 years
30, 1998

Short-Term Bond               6.86%        4.66%         6.76%

Lehman Bros. 1-3 Yr.          7.17%        5.53%         7.27%
Gov't./Corp. Bond Index

Lipper Sht. Inv. Gr. Debt     6.67%        5.24%         6.95%
Funds Avg.

Investment Grade Bond         10.54%       6.48%         8.90%

Lehman Bros. Aggregate Bond   10.91%       6.91%         9.06%
Index

Lipper Int. Inv. Grade Debt   9.84%        6.17%         8.35%
Funds Avg.

CUMULATIVE TOTAL RETURNS

Fiscal periods ended April   Past 1 year  Past 5 years  Past 10 years
30, 1998

Short-Term Bond               6.86%        25.56%        92.43%

Lehman Bros. 1-3 Yr.          7.17%        30.91%        101.74 %
Gov't./Corp. Bond Index

Lipper Sht. Inv. Gr. Debt     6.67%        29.13%        96.16%
Funds Avg.

Investment Grade Bond         10.54%       36.91%        134.62%

Lehman Bros. Aggregate Bond   10.91%       39.65%        138.01%
Index

Lipper Int. Inv. Grade Debt   9.84%        34.98%        123.58%
Funds Avg.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                         1988    1989    1990    1991    1992    1993    1994    1995    1996   1997
SHORT-TERM BOND                        5.71%   10.52%  5.78%   14.03%  7.39%   9.13%   -4.09%   9.82%  4.78%  6.21%
Lehman Bros. 1-3 Yr. Gov't/Corp.
Bond Index                             6.34%   10.97%  9.69%   11.83%  6.35%   5.55%    0.55%  10.96%  5.14%  6.66%
Lipper Sht. Inv. Gr. Debt Funds Avg.   6.86%   10.22%  7.87%   12.88%  5.97%   6.45%   -0.44%  10.84%  4.64%  6.19%
Consumer Price Index                   4.42%    4.65%  6.11%    3.06%  2.90%   2.75%    2.67%   2.54%  3.32%  1.70%
Percentage (%)
Row: 1, Col: 1, Value: 5.71
Row: 2, Col: 1, Value: 10.52
Row: 3, Col: 1, Value: 5.78
Row: 4, Col: 1, Value: 14.03
Row: 5, Col: 1, Value: 7.39
Row: 6, Col: 1, Value: 9.129999999999999
Row: 7, Col: 1, Value: -4.09
Row: 8, Col: 1, Value: 9.82
Row: 9, Col: 1, Value: 4.78
Row: 10, Col: 1, Value: 6.21
(LARGE SOLID BOX) Short-Term
Bond


YEAR-BY-YEAR TOTAL RETURNS

Calendar years                         1988    1989    1990    1991    1992    1993    1994    1995   1996   1997

INVESTMENT GRADE BOND                  7.92%   13.00%  6.07%   18.91%  8.31%   16.23%  -5.35%  15.51% 3.02%  8.91%
Lehman Bond Aggregate
Bond Index                             7.89%   14.53%  8.96%   16.00%  7.40%    9.75%  -2.92%  18.47% 3.63%  9.65%
Lipper Int. Inv. Grade Debt Funds Avg. 7.11%   11.54%  7.22%   15.70%  6.94%    9.77%  -3.46%  16.59% 3.12%  8.57%
Consumer Price Index                   4.42%    4.65%  6.11%    3.06%  2.90%    2.75%   2.67%   2.54% 3.32%  1.70%


Percentage (%)
Row: 1, Col: 1, Value: 7.92
Row: 2, Col: 1, Value: 13.0
Row: 3, Col: 1, Value: 6.07
Row: 4, Col: 1, Value: 18.91
Row: 5, Col: 1, Value: 8.310000000000001
Row: 6, Col: 1, Value: 16.23
Row: 7, Col: 1, Value: -5.35
Row: 8, Col: 1, Value: 15.51
Row: 9, Col: 1, Value: 3.02
Row: 10, Col: 1, Value: 8.91
(LARGE SOLID BOX) Investment
Grade Bond

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper Short Investment Grade
Debt Funds Average and the Lipper Intermediate Investment Grade Debt
Funds Average for Short-Term Bond and Investment Grade Bond, respectively. As of April 30, 1998, the averages reflected the performance of 103 and 209 mutual funds with similar investment objectives, respectively. These averages, published by Lipper
Analytical Services, Inc., exclude the effect of sales loads.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.)
Inc. (FMR U.K.), in London, England, and Fidelity Management &
Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for each fund.

Andrew Dudley is manager of Short-Term Bond, which he has managed since February 1997. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.

Kevin Grant is Vice President and manager of Investment Grade Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity as a manager in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan
Stanley for three years.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

SHORT-TERM BOND seeks high current income, consistent with preservation of capital, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-3 Year
Government/Corporate Bond Index, a market value weighted benchmark of government and investment-grade corporate fixed-rate debt issues with maturities between one and three years. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 2.4 and 1.9 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of three years or less.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

INVESTMENT GRADE BOND seeks high current income, consistent with reasonable risk, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The fund also considers capital preservation and, where appropriate, takes advantage of opportunities to realize capital appreciation. The benchmark index for the fund is the Lehman Brothers Aggregate Bond
Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the index was approximately 8.8 and 8.8 years, respectively.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

Each fund normally invests in U.S. dollar-denominated investment-grade debt securities. The funds differ primarily with respect to the maturity of their investments and therefore their sensitivity to interest rate changes. Although each fund can invest in securities of any maturity, Investment Grade Bond generally maintains a longer average maturity. As a result, Investment Grade Bond will tend to have greater share price fluctuation.

FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

RESTRICTIONS: Each fund normally invests in investment-grade securities, but reserves the right to invest up to 5% of its assets in below investment-grade securities (sometimes called "junk bonds"). A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff
& Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S.
Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve
Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.

RESTRICTIONS: With respect to 75% of its total assets, Short-Term Bond and Investment Grade Bond may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S.
Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

SHORT-TERM BOND seeks to obtain a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of fixed-income securities.

INVESTMENT GRADE BOND seeks to provide a high rate of income, consistent with reasonable risk, by investing in a broad range of fixed-income securities. In addition, the fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation.

With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.

Loans, in the aggregate, may not exceed 33% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page 67.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.

(checkmark)UNDERSTANDING THE
MANAGEMENT FEE

The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For April 1998, the group fee rate was 0.1339%. The individual fund fee rate is 0.30% for both Short-Term Bond and Investment Grade Bond.

The total management fee, as a percentage of each fund's average net assets, for the fiscal year ended April 1998 was 0.44% for both
Short-Term Bond and Investment Grade Bond.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

OTHER EXPENSES

While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.

The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

For the fiscal year ended April 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                       Transfer Agency and Pricing
                       and Bookkeeping Fees Paid by
                       Fund

Short-Term Bond         0.25%

Investment Grade Bond   0.26%

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees of each fund has authorized such payments.

For the fiscal year ended April 1998, the portfolio turnover rates for Short-Term Bond and Investment Grade Bond were 117% and 207%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

(checkmark)FIDELITY FACTS

Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 225

(solid bullet) Assets in Fidelity mutual funds: over $595 billion

(solid bullet) Number of shareholder
accounts: over 37 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth
Conversion IRA. Eligibility is subject to certain income limits.
Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 83. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's
Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or

(small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application.
Retirement investing also involves its own investment procedures. Call
1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                        $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

For certain Fidelity retirement accountsA $250

Through regular investment plansB         $100

MINIMUM BALANCE                           $2,000

For certain Fidelity retirement accountsA $500

A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE 80.

These minimums may be lower for investments through a Fidelity
GoalPlannerSM account. There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity
Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

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                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




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                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.
                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053.  Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder. Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666 to add the
                                                                               service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118

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HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site.
Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,

(small solid bullet) Your account registration has changed within the last 30 days,

(small solid bullet) The check is being mailed to a different address than the one on your account (record address),

(small solid bullet) The check is being made payable to someone other than the account owner, or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,

(small solid bullet) The fund's name,

(small solid bullet) Your fund account number,

(small solid bullet) The dollar amount or number of shares to be redeemed, and

(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian

























Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




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
                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.
                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.
                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.
                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.
                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.
                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.
                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.
                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.
                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $500.
                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)

(small solid bullet) Account statements (quarterly)

(small solid bullet) Financial reports (every six months)

(checkmark)24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESS(registered trademark)
1-800-544-5555

WEB SITE
www.fidelity.com
 AUTOMATED SERVICE

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 83.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.
                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.
                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.
                           (small solid bullet) Changes
                           require a new authorization
                           form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.
                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. For each fund, income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

TAXES

(checkmark)UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce the fund's distributions.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity GoalPlanner are servicemarks of FMR Corp.

This prospectus is printed on recycled paper using soy-based inks.